UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 10, 2013

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

51 Discovery, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 10, 2013, Netlist, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at the office of Merrill Corporation located at 2603 Main Street, Suite 100, Irvine, CA.  The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 29, 2013. As of April 24, 2013, the record date for the Annual Meeting, there were 30,409,553 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. A total of 25,206,455 shares, which constituted a quorum, were present or represented at the Annual Meeting. Set forth below are the final voting results for each of the four proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal 1 — Election of Directors.  The stockholders elected the following four persons as directors of the Company, each to serve as such for a term of one year (ending at the time of the Company’s annual meeting of stockholders to be held in 2014) or until their successors are duly elected and qualified or until their earlier resignation or removal. The votes cast were as follows:

			Broker Non-
Directors	For	Withheld	Vote
Chun Ki Hong	10,472,530	479,123	14,254,802
Thomas F. Lagatta	10,507,045	444,608	14,254,802
Claude M. Leglise	10,516,070	435,583	14,254,802
Alan H. Portnoy	9,688,950	1,262,703	14,254,802

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 28, 2013. The votes cast were as follows:

For	Against	Abstain	Broker Non-Vote

23,639,055	570,383	997,017	—

Proposal 3 — Advisory Vote on Executive Compensation.  The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes cast were as follows:

For	Against	Abstain	Broker Non- Vote

3,695,586	1,444,771	5,811,296	14,254,802

Proposal 4 — Advisory Vote on the Frequency of Advisory Votes on Executive Compensation.  The stockholders determined, on an advisory basis, that the preferred frequency for advisory votes on the Company’s executive compensation is every year. The votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non- Vote
2,739,495	67,935	2,370,500	5,773,723	14,254,802

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: June 11, 2013	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President, Chief Financial Officer and Secretary